                                                             EXTENSION AGREEMENT


    This Agreement dated January 14, 1997 is entered into by and between MADE2MANAGE SYSTEMS, INC. ("Borrower") and, NBD Bank, N.A. ("Bank").

    On March 27, 1996 Borrower executed a promissory note ("Note") as evidence of indebtedness in the amount of Five Hundred Ten Thousand and 00/100 ($510,000.00) owing by Borrower to Bank. The Note together with any Agreement reciting the agreement of the Bank to make credit facilities available to the Borrower including without limitation, the credit facility evidenced by the Note and any guarantees or other documents executed in connection with the Note are herein collectively called the "Documents".

    Bank and Borrower hereby agree as follows:

(1) The expiration date for advances of the unused portion of the Note shall be extended from its present expiration date December 31, 1996 ("Present Expiration Date") to June 30, 1997 ("Revised Expiration Date").

(2) All amounts advanced under the note from March 27, 1996 to December 31, 1996 shall be repaid as originally set forth in the note.

(3) All amounts advanced under this note from January 1, 1997 to June 30, 1997 (the "Draw Period") shall be repaid in 5 monthly installments of interest only on the 1st day of each month, commencing February 1, 1997 and 35 consecutive monthly installments equal to one/thirty-sixth of the total amount advanced during the Draw Period, plus interest, commencing August 1, 1997 until July 1, 2000 at which time the balance plus accrued interest then unpaid shall be due and payable immediately.

(4) The interest rate for the remainder of the term of the Note shall be amended to read as follows:

    1.50 % per annum above the rate announced from time to time by the Bank as its "prime" rate (the "Note Rate"), which rate may not be the lowest rate charged by the Bank to any of its customers, until maturity, whether by demand, acceleration or otherwise, and at the rate of 3% per annum above the Note Rate on overdue principal from the date when due until paid. Each change in the "prime" rate will immediately change the Note Rate.

(5) Except as specifically modified hereby, the terms and provisions of the Documents shall remain in full force and effect.

(6) Any guarantors and/or endorsers of Borrower's obligations under the Note, if required by Bank, shall execute and deliver to Bank this Agreement or such other consent and acknowledgment of the continuance of their obligations and liabilities under the

    Documents as Bank may require.

    No agreement, promise, representation or warranty relating to the Documents shall be binding on Bank except as set forth herein.

    Each of the parties executing this Agreement acknowledges receipt of a copy hereof.

    IN WITNESS WHEREOF, we have hereunto set our hands and seals as of the day and year first above written.

MADE2MANAGE SYSTEMS, INC.                   NBD Bank, N.A.




By: /s/ Stephen R. Hand      V.P. Finance   By: /s/ Edward R. Salm
   --------------------------------------       --------------------------------
                                  Title        Edward R. Salm, Vice President

    I FURTHER CERTIFY that the individuals whose signatures appear below have been duly elected and are presently the incumbents of the offices set below their respective signatures, and that the signatures are the genuine original signatures of each respectively.

    EXECUTED on February 10, 1997.


                                       /s/ Stephen R. Hand
                                       ----------------------------------------

                                                                      Secretary


If the Secretary is designated to act alone by this resolution, this Certificate must be further signed by a different individual who is a director or an officer, unless there are no other individuals as directors or officers, in which case the boxed statement below should be completed.


   President & CEO                      /s/ David B. Wortman
---------------------------------       ----------------------------------------

                        Title                                         Signature


--------------------------------------------------------------------------------
            (Applicable for single management business organizations only)
As permitted by the law of the State of Incorporation, there are no other individuals who are either officers or directors.


                                       ---------------------------------------
                                       President/Secretary, Treasurer and Sole
                                       Director
--------------------------------------------------------------------------------


ACTUAL SIGNATURES                           ACTUAL SIGNATURES



 /s/ David B. Wortman                        /s/ Stephen R. Hand
------------------------------              -----------------------------------

                   President                            Vice-President, Finance


------------------------------              -----------------------------------
                   Treasurer                                          Secretary